Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-06790


          SUPPLEMENT DATED NOVEMBER 16, 2005 TO THE CLASS AAA AND CLASS
                A, CLASS B, CLASS C AND CLASS I PROSPECTUSES AND
                STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY
                                    31, 2005

                               THE WESTWOOD FUNDS
                          Westwood Mighty MitesSM Fund
                                  (the "Fund")

On August 9, Gabelli Advisers, Inc., the investment adviser (the "Adviser") to The Westwood Funds (the "Trust"), informed the Trustees of its intention not to renew the Contractual Advisory Fee Waiver and Expense Reimbursement Agreement (the "Agreement") between the Trust and the Adviser with respect to the Westwood Mighty MitesSM Fund after the termination of its current term on September 30, 2005. Under the Agreement, the Adviser had contractually agreed to waive a portion of its investment advisory fee and/or reimburse operating expenses of the Fund in the event annual operating expenses exceeded 1.50%, 1.75%, 2.25%, 2.25% and 1.25% on an annualized basis for the Class AAA, Class A, Class B, Class C and Class I Shares, respectively. Notwithstanding the termination of the Agreement, the Fund will during the two-year period following any waiver or reimbursement by the Adviser, pursuant to an Expense Deferral Agreement between the Trust and the Adviser, repay such amount to the Adviser to the extent, after giving effect to the repayment, such adjusted Total Operating Expenses would not exceed 1.50%, 1.75%, 2.25%, 2.25% and 1.25% on an annualized basis for the Class AAA, Class A, Class B, Class C and Class I Shares, respectively. Absent the Agreement, the current annual operating expenses of the Mighty MitesSM Fund are 1.74%, 2.00%, 2.49%, 2.49% and 1.74% for Class AAA, Class A, Class B, Class C and Class I shares, respectively.

Under the section entitled "Fees and Expenses of the Fund," under the subheading entitled "Shareholder Fees," on Page 13 of the Prospectus for the Class AAA Shares of the Fund, the line items "Less Fee Waiver and Expense Reimbursement**" and "Net Annual Operating Expenses**," as well as the second footnote on the bottom of Page 13 are deleted in their entirety.

In addition, the "Expense Example" on Page 14 of the Prospectus for the Class AAA Shares is revised to read as follows:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the

Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR             3 YEARS           5 YEARS              10 YEARS
            ------             -------           -------              --------
             $177               $548               $944                $2,052

Under the section entitled "Fees and Expenses of the Fund," under the subheading entitled "Shareholder Fees," on Page 15 of the Prospectus for the Class A, Class B, Class C and Class I Shares of the Fund, the line items "Less Fee Waiver and Expense Reimbursement(6)" and "Net Annual Operating Expenses(6)," as well as footnote number (6) on the top of Page 16 are deleted in their entirety.

In addition, the "Expense Example" on Page 16 of the Prospectus for the Class A, Class B, Class C and Class I Shares is revised to read as follows:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR       3 YEARS      5 YEARS       10 YEARS
                               ------       -------      -------       --------

Class A Shares
-assuming redemption            $595        $1,002       $1,435         $2,634
-assuming no redemption         $595        $1,002       $1,435         $2,634

Class B Shares
-assuming redemption            $752        $1,076       $1,526         $2,706
-assuming no redemption         $252          $776       $1,326         $2,706

Class C Shares
-assuming redemption            $352          $776       $1,326         $2,826
-assuming no redemption         $252          $776       $1,326         $2,826

Class I Shares
-assuming redemption            $152          $471         $813         $1,779
-assuming no redemption         $152          $471         $813         $1,779

                                       2